TGF-b RNA Therapeutics Self Immunization Protocol (SIP©) Against Cancers Exhibit 99.1

Forward-looking Statements This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Overview of Oncotelic/MATN Opportunity Oncotelic Inc. is a leader in TGF-β cancer immunotherapy Self Immunization Protocol (SIP®) using a TGF-β antisense (OT-101) OT-101 is designed to mobilize, stimulate and boost immunity against cancer Clinical efficacy demonstrated Broadly applicable to all solid tumors >200 pts treated across six clinical trials Two confirmatory phase 3 registration trials planned Potential for an accelerated regulatory pathway to approval Novel combination therapy platform for Mateon’s Vascular Disrupting Agents Significant Market Interest in RNA therapeutics and TGF-β therapeutics Moderna Therapeutics, Inc. IPO in December 2018 with a $7.5B valuation based on preclinical stage RNA therapeutics Ionis Pharmaceuticals receives $1.0B investment in June 2018 from Biogen to discover and develop antisense drug candidates Scholar Rock IPO in May 2018 with a $400M valuation based on preclinical stage TGF-β inhibitors. Experienced management team with a strong history of successful company exits Abraxane- Celgene acquired Abraxis for $3.9B/Cynviloq- NantPharm acquired Igdrasol for $1.3B

Oncotelic Corporate History

- Trabedersen was active and noninferior to Chemo/TMZ
- Antisense Pharma divesture of Oncology assets/ to refocus on ophthalmic indications

Antisense Pharma 18 years / $80 M spent on Trabedersen as single agent

1998 - 2015

Acquisition of Trabedersen and LNA-TGF-beta antisense

Development of Trabedersen as combination agent for SIP®

2016------------------ 2018

- Acquired Trabedersen (OT-101) through an asset purchase
- Acquired rights to next-generation Trabedersen (LNA backbone from Roche)
- Completed Prolonged Follow-Up/Secondary Endpoints Analyses
- Invented Self Immunization Protocol (SIP®) leveraging on Trabedersen (OT-101)
- Built Patent portfolio around Self Immunization Protocol

✓ Public listing
- MATN as merging vehicle
- VDA as part of SIP®

✓ Initiation of Registration Studies

2019

4

Cancer- Current Landscape In 2015- cancer death increased globally to 8.8 million of the 55.8 million deaths- or 1 of every 6 deaths. In 2035- cancer death and new cases are projected to be 14.6 million and 24 million respectively. AACR Cancer Progress Report 2018 Although the robust gain in survival in cancers between 1977 and 2013, pancreatic cancer (PC) and glioblastoma (GBM) survival rate remain low. JNCI J Natl Cancer Inst (2017) 109(9)

Cancer Vaccine Genetic mutations are characteristics of cancer and are associated with treatment failures. Harnessing innate immunity against these neoepitopes has potential lasting disease control Mutation-based vaccines are agnostic to the cancer type and universally applicable to any patient. However, the current platform will require overcoming the challenges of optimized vaccine design, manufacturing and affordability, and identification of the most suitable clinical setting. Nature Biomedical Engineering 2:566–569 (2018)

TGF-β Self Immunization Protocol (SIP©) - Oncotelic Invention TGF-β inhibitor (i.e. OT-101) lifts the immunosuppression and primes the innate immunity against the tumor. Subsequent chemotherapy boosts the immune response with epitope expansion due to neoantigens released during Xenogenization Mateon’s CA4P will become an important component of Self Immunization Protocol

ONCOTELIC

TGF-β Is Centrally Important Target in Immunotherapy

- The overexpression of transforming growth factor-beta, specifically TGF-β2, plays a key role in malignant progression of various tumors by inducing proliferation, metastasis, angiogenesis, and immunosuppression
- Therefore, reducing TGF-β2 expression has a very high clinical impact potential
- Interest in anti-TGF-β therapeutics has remained high since 2000
- Several recent high-profile deals reflect strong market interest

Company Name	Drug Name	Mechanisms of Action	Dev. Stage	Acquirer	**Deal Size**	Date
Rigel		TGF beta receptor kinase inhibitors	Preclinical	BMS	**$309M**	Feb-15
Xoma	XOMA 089	Neutralizaing mAb against TGF-ß1 and TGF-ß2	Preclinical	Novartis	**$517M**	Oct-15
Scholar Rock	SRTβ1-Ab3	mAb against latent TGF-β1	Preclinical	IPO	**$400M**	May-18
Argenx	ARGX-115	Inhibit Release TGF-ß	Preclinical	AbbVie	**$625M**	Aug-18
Tium Bio		TGF beta inhibitors	Preclinical	Chiesi Group	**$73M**	Jan-19
Merck KGaA	M7824	PD-L1 and TGF-ß trap	Phase 1	GSK	**$4.2B**	Feb-19

8

OT-101: Drug Product- TGF-β2 Antisense. Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA Ready for registration trials--Over 200 patients treated across 6 clinical trials Potential for breakthrough designation for early approval Strong Patent protection until 2037 Orphan designation granted for three tumor indications in US & EU Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 patients

Proven tumor reduction in both treated and untreated tumors Safety demonstrated in >200 pts across more than 5 company sponsored trials PANCREAS GLIOMAS MELANOMA PROMISING CLINICAL ACTIVITY TGF-β platform to mobilize, stimulate and boost immunity against cancer Placement in front of standard chemotherapy allowing for maximum therapeutic benefits and minimal disruption of patient care OT-101: Clinical Efficacy-TGF-β2 Antisense. Priming- OT-101 single agent activity (0-180 days) Boost- OT-101/Chemo Combination activity (>180 days) Deep & Durable Tumor Reduction

Optimal Sequencing for TGF-β Self Immunization Protocol Proper Sequencing is key to optimal immunotherapy Expand immune reserve through IL-2 treatment or infusion of immune cells Prime immune response with TGF-β inhibitor- OT-101 Boost immune response with chemotherapy Revitalize the exhausted of immune response with checkpoint inhibitors Expand *NK/IL-2 Boost *Chemotherapies Revitalize *PD-1/PDL-1/CTLA4 Prime *OT-101

ONCOTELIC

SIP© Pipeline Built Around Sequencing



Preclinical Animal POC
Phase 1 POC
Phase 2
Phase 3
Brain Cancer/ OT-101 + TMZ
Hypermutation
Pancreatic Cancer/ OT-101 + ABX
ICD
Melanoma/ OT-101 + CA4P: Necrosis Cell Death
MDS/ OT-101 + OXi4503
Solid tumors/ OT-101 + NK/IL-2/Partnered
Companion Prognostic Testing
IL/8 and IL-15 Spike
Pancreas and Gliomas
Discovery Pipeline
Nanoparticle OT-101
LNA-OT-101
Latent HIV
DMD

12

Prime->Boost - Glioblastoma: OT-101/TMZ G004-Phase 2b trial Title: A multi-national, multi-center, open-label, active-controlled, randomized parallel-group dose-finding study to evaluate the efficacy and safety of two doses of OT-101 in adult patients with recurrent high-grade glioma, administered intratumorally as continuous high-flow microperfusion over a 7-day period every other week. Pts#: N = 145. OT-101 10 μM, N = 40; OT-101 80 μM, N = 49; Control, N = 45 Superior to Temozolomide as single agent Not myelosuppressive Strong tumor reduction and prolonged overall survival without the burden of secondary hematological tumors for temozolomide Planned Phase 3 Registration Trial for Gliomas Interim Read at 22 months Market Potential >1B

OT-101 Single Agent Activity: Objective Responses Objective responses were observed among the 87 evaluable patients treated with OT-101: Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%) Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%) Best Objective Responses were confirmed with deeper tumor reduction. Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.

OT-101/Chemo Combination Activity (Immunity Boost) Subsequent chemotherapy after OT-101 should release neoantigen via immunogenic cell death and thereby reeved up immunity against the tumors There were 18 and 44 chemo naïve pts treated with SC (Standard Chemotherapy – mostly TMZ) and OT-101. OT-101 treatment nearly doubled the ratio of patients being able to go onto subsequent chemotherapy vs. not being able: 10:8 (1.25) vs. 30:14 (2.14) OT-101/Chemo pts doubled their mOS from 13.1 mos to 26.2 mos More importantly, OT-101/Chemo pts more than doubled their 2 yr and 4 yr survival: 20% and 0% versus 53% and 20%

Prime->Boost - Pancreatic Cancer: OT-101/Taxanes P001- Phase 1/2 Clinical Trial Title: An Open-Label, Multicenter Dose-escalation Study to Evaluate the Safety and Tolerability of OT-101 (TGF-β2-specific Phosphorothioate Antisense Oligodeoxynucleotide), Administered Intravenously in Adult Patients with Advanced Tumors Known to Overproduce TGF-β2, Who are Not or No Longer Amenable to Established Therapies. Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer) Primary Objective: To determine the maximum tolerated dose (MTD) and the dose limiting toxicities (DLTs) of two cycles of trabedersen administered intravenously (i.v.) for 7 days or for 4 days every other week. OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated Only 18% (107 of 600 AEs) of all AEs that have been reported during the treatment phase of this study were assessed by the investigator to be either related (20 AEs) or possibly related (87 AEs) to the study medication (OT-101). Phase 3 Pancreatic Cancer Interim Read at 11 months Final Read Overall Survival at 18 months Market Potential >1B

P001 Phase 1/2 Trial: Single Agent Activity Patient 1006: CR as far out as 77 mos Surgery: Whipple’s procedure 1st line: 5-FU/LV, Dose 425 mg/m2 2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr 3rd line: Gemcitabine, Dose 1000 mg/m2/week OT-101- Liver mets/ Complete Response (Black Line) Patient 1022: OS of 40 months Surgery: Whipple’s procedure 1st line: Radiation therapy (50 Gy) 2nd line: 5FU OT-101- Liver Mets/ Stable Disease (Blue Line) 1006 1022

OT-101/Chemo Combination Activity (Immunity Boost) Only pts with disease control (DC) were entered into the analysis to eliminate as they are healthy enough to able to enter subsequent chemotherapy if they desired OT-101 treatment more than doubled the ratio of patients being able to go onto subsequent chemotherapy vs. not being able: 6:9 (0.67) vs. 13:6 (2.17) OT-101/Chemo had increased mOS compared to the control, from 8.5 mos to 11.2 mos More importantly, OT-101/Chemo pts more than doubled their 1 yr survival: 16% vs. 54%

ONCOTELIC

Expand->Prime->Boost: CRC/Solid Tumors: IL-2/NK/OT-101/Taxanes

- P001- Phase 1/2 Clinical Trial
- OT-101 treated Patients exhibited variable dynamics in IL-8 levels whereby increases were observed during cycles 1 (days 2, 5), 2 (days 1, 2, 5) and 3 (day 5). R2 squares were 0.8522 and 0.9895 and p values were 0.0011 and 0.0053 for pts treated subsequently with chemo and without chemo, respectively.
- ANCOVA: Significant positive correlation between IL-8 levels and OS (P = 0.0003) and a significant increase in OS for patents with chemo (P < 0.0001).
- The magnitude of the response was higher but the relationship between IL-8 spike and OS was the same. Both are driving improved OS through a common cytokine nexus
- Therapeutic intervention to increase innate immunity from low to high would increase the effectiveness of OT-101 SIP


OS (months) w/o subsequent Chemo
OS (months) w/ subsequent Chemo
High
20
15
10
5
0
-5
OS (Months)
-4
-2
0
2
4
IL-8 (Max day2-Max day5)
Low ← Innate Immune Reservoir → High



19

Preclinical POC: PBMC as Expander of Immune Reservoir/Enhancer of OT-101 Preclinical- LS174T colorectal xenograft was treated with PBMC or PBMC + OT-101. OT-101 significantly enhanced the activity of PBMC against the xenograft. Clinical- OT-101 treatment resulted in delayed tumor response typical of immunotherapy

Preclinical POC: IL-2 as Expander of Immune Reservoir/Enhancer of OT-101 In vitro- OT-101 (AP 12009) reduced TGF-β2 secretion and increased LAK cell-activity against all tumor lines by 400% and 364% in comparison to the untreated control and compared to the Lipofectin control, respectively. Addition of active rh-TGF-β2 protein added suppressed the cytotoxic activity of the immune cells in a dose dependent manner.

Prime->Boost->Revitalize- Melanoma: OT-101/CA4P/CTLA4 P001- Phase 1/2 Clinical Trial Pts#: 61 (37 with pancreatic cancer; 19 with malignant melanoma; 5 with colorectal cancer) OT-101 was well tolerated. MTD not reached and Efficacy Demonstrated mOS comparable to other treatment protocols including Yervoy (Ipilimumab, CTLA4)

ONCOTELIC

Preclinical POC- CA4P + CTLA4

- CA4P Induces Massive Tumor Destruction Following Rapid Ischemic Necrosis which Leads to presentation of numerous tumor-specific NeoAntigens.
  - ❖ CA4P alone was carved out as legacy asset per the Mateon's CVR agreement
  - ❖ When used in combination with checkpoint inhibitors: 1) Increases Tumor T Cells, CD8+ T Cells and Induces Widespread Tumor Necrosis. 2)Significant Tumor Regressions and Improved Overall Survival.

Tumor Associated T Cells and Killer T Cells


Median number of tumor associated cells
6000
5000
4000
3000
2000
1000
0
T Cells
CD8+ T Cells
Vehicle
CA4P
Anti-CTLA-4
CA4P+Anti-CTLA-4

CA4P induces large increase in tumor associated T Cells and CD8+ T cells with checkpoint inhibitor (anti-CTLA4)

Breast Cancer Model (EMT-6)
initial tumor volume = ~50 mm^3


Mean Tumor Volume (mm3)
1400
1200
1000
800
600
400
200
0
6
8
10
13
16
20
23
28
31
35
38
41
44
48
p<0.05
p<0.001
Vehicle
CA4P
Anti-CTLA-4
CA4P + Anti-CTLA-4
Time Post Tumor Induction (Days)

Survival Statistics

Vehicle	0/8
CA4P	0/8
Anti-CTLA-4	1/7
CA4P + Anti-CTLA-4	8/8* p = 0.001

Colon Cancer Model (CT-26)
initial tumor volume = ~150 mm^3


*** p<0.001 control vs. CA4P + anti-CTLA-4
** p = 0.002 anti-CTLA-4 vs. CA4P + anti-CTLA-4
* p= 0.001 control vs. CA4P + anti-CTLA4
# p = not significant
Mean Tumor Volume (mm3)
2000
1500
1000
500
0
Vehicle
CA4P
Anti-CTLA-4
CA4P + Anti-CTLA-4
#
**
***
6
9
13
16
20
23
27
30
Time Post Tumor Induction (Days)

Survival Statistics

Day 14 Survival Comparisons	p-value*
Control vs. CA4P	Not significant
Control vs. anti-CTLA-4	0.048
Control vs. CA4P and anti-CTLA-4	0.001
Anti-CTLA-4 vs. CA4P and anti-CTLA-4	0.032


Exhaustion
Boost
Priming

23

Expand -> Prime- MDS: OT-101 Acceleron Pharma presented positive phase 3 trial for their TGF-β trap- luspatercept at ASH (Dec 2018). This allows for the acceleration of OT-101 clinical development along the same track and further validate TGF inhibitor as a valid therapeutic agent. The Acceleron’s MEDALIS Trial: Phase 3, Randomized, Double-Blind, Placebo-Controlled Study of Luspatercept to Treat Patients With Very Low-, Low-, or Intermediate-Risk Myelodysplastic Syndromes (MDS) Associated Anemia With Ring Sideroblasts (RS) Who Require Red Blood Cell (RBC) Transfusions Patients with lower-risk (LR) and transfusion-dependent MDS have a poorer prognosis, with greater risk of progression to AML and inferior overall survival compared with patients with transfusion-independent MDS Luspatercept neutralizes select TGF-β superfamily ligands to inhibit aberrant Smad2/3 signaling and enhance late-stage erythropoiesis in MDS models Treatment with luspatercept resulted in a significantly higher percentage of patients who achieved RBC-TI, major RBC transfusion reduction, or hemoglobin increase, compared with placebo Erythroid responses were durable, with approximately 40% of patients achieving RBC-TI sustained at 12 months of treatment Galunisertib (LY2157299/TGF-β receptor kinase inhibitor) in a phase II study in 41 patients with very low-, low-, and intermediate-risk MDS led to erythroid hematologic improvement in 26% of patients with 4 patients becoming transfusion-independent without improvements in platelet or neutrophil counts. OT-101 is expected to perform similarly and allowing for the treatment of the entire MDS->AML continuum

ONCOTELIC

MEDALIST Phase 3 Trial: Primary Endpoint: Subgroup Analysis



0
0.1
0.25
0.5
2
10
20
100
1,500
Favors placebo
Favors luspatercept

	Luspatercept, n (%)	Placebo, n (%)	OR (95% CI)	*P* Value
Overall	58/153 (37.9)	10/76 (13.2)	5.06 (2.28–11.3)	< 0.0001
Average baseline RBC transfusion requirement				
≥ 6 units/8 weeks	6/66 (9.1)	1/33 (3.0)	3.20 (0.37–27.7)	0.2699
< 6 units/8 weeks	52/87 (59.8)	9/43 (20.9)	5.61 (2.40–13.1)	< 0.0001
4 to < 6 units/8 weeks	15/41 (36.6)	1/23 (4.3)	12.7 (1.55–104)	0.0046
< 4 units/8 weeks	37/46 (80.4)	8/20 (40.0)	6.17 (1.95–19.5)	0.0013
Baseline serum EPO (U/L)				
< 100	23/51 (45.1)	7/31 (22.6)	2.82 (1.03–7.71)	0.0413
100 to < 200	14/37 (37.8)	2/19 (10.5)	5.17 (1.04–25.9)	0.0338
200–500	17/43 (39.5)	1/15 (6.7)	9.15 (1.10–76.2)	0.0188
Age group				
≤ 64 years	17/29 (58.6)	3/16 (18.8)	6.14 (1.43–26.3)	0.0108
65–74 years	23/72 (31.9)	4/29 (13.8)	2.93 (0.91–9.41)	0.0635
≥ 75 years	18/52 (34.6)	3/31 (9.7)	4.94 (1.32–18.5)	0.0120
Gender				
Male	32/94 (34.0)	4/50 (8.0)	5.94 (1.96–18.0)	0.0006
Female	26/59 (44.1)	6/26 (23.1)	2.63 (0.92–7.48)	0.0673
Time since initial diagnosis at baseline				
≤ 2 years	14/40 (35.0)	3/19 (15.8)	2.87 (0.71–11.6)	0.1312
> 2–5 years	30/62 (48.4)	4/34 (11.8)	7.03 (2.21–22.3)	0.0004
> 5 years	14/51 (27.5)	3/23 (13.0)	2.52 (0.65–9.83)	0.1756
Baseline IPSS-R risk				
Very Low or Low	48/127 (37.8)	9/63 (14.3)	3.65 (1.65–8.05)	0.0009
Intermediate	10/25 (40.0)	1/13 (7.7)	8.00 (0.89–71.6)	0.0398
Baseline platelet count				
< 100 × 10^9/L	2/8 (25.0)	1/6 (16.7)	1.67 (0.11–24.3)	0.7171
100–400 × 10^9/L	42/128 (32.8)	8/61 (13.1)	3.24 (1.41–7.42)	0.0042
> 400 × 10^9/L	14/17 (82.4)	1/9 (11.1)	37.3 (3.31–422)	0.0006

OR, odds ratio.



Augmentatio
n
Boost
Priming

25

Prime -> Boost- MDS: OT-101/OXi4503/Cytarabine Pts who continued to progress on OT-101 treatment when bone marrow blast <5% per Medalist trial design with presentation of bone marrow blast > 5% can go onto OT-101/OXi4503 combination. OXi4503 was carved out as legacy asset per the Mateon’s CVR agreement Single agent activity has been demonstrated for OXi4503 when combined with Cytarabine in Mateon’s phase 1 trial: Dose Escalation of OXi4503 as Single Agent and Combination With Cytarabine w/Subsequent Ph 2 Cohorts for AML and MDS (AML) Completed Cohort (Dose) n CR% PR Rate ORR Cohort 1 (3.75 mg/m2) 6 17% 0% 17% Cohort 2 (4.68 mg/m2) 4 25% 0% 25% Cohort 3 (6.25 mg/m2) 4 25% 25% 50% Cohort 4 (7.81 mg/m2) 3 0% 33% 33% Cohort 5 (9.76 mg/m2) 4 50% 0% 50%

Management Team Matthew Loar CPA Chief Financial Officer Fatih Uckun MD PhD Chief Medical Officer Chulho Park PhD Chief Technology Officer Vuong Trieu PhD Chief Executive Officer

William D. Schwieterman, MD - Director Previously Chief of the Medicine Branch and Chief of the Immunology and Infectious Disease Branch in the Division of Clinical Trials at the Food and Drug Administration (FDA). In these capacities and others, Dr. Schwieterman spent 10 years at the FDA in the Center for Biologics overseeing a wide range of clinical development plans for a large number of different types of molecules. Board of Directors Vuong Trieu PhD- Chairman Former Executive Chairman/Interim CEO of Marina Biotech (OTCQB:ATRX), Director of Sorrento Therapeutics (Nasdaq:SRNE), Founder, Chairman, CEO of Igdrasol which was acquired by NantPharm.

Key financial data Mateon/Oncotelic- (OTCQB:MATN) Pro Forma MATN Stock information: Ticker (OTCQB) MATN Price (3/6/2019) $0.15 Market Cap ~$40 million Average Daily Trading Volume ~45,000 Thank You Vuong Trieu PhD CEO/ Chairman vtrieu@oncotelic.com www.oncotelic.com